UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2020

INSULET CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33462	04-3523891
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Nagog Park,
Acton, Massachusetts 01720
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (978) 600-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	PODD	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 7.01.          Regulation FD Disclosure.

On May 12, 2020, Insulet Corporation (the “Company”) announced that the Company had priced its $500 million common stock registered underwritten offering at $211.00 per share, in which Insulet will sell 2,369,668 shares. The Company also granted the underwriters a 30-day option to purchase up to 355,450 additional shares.

The Company also issued a press release on May 12, 2020 announcing the pricing of the offering. A copy of the press release is attached hereto as Exhibit 99.1.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful. Any offers of the Company’s common stock will be made only by means of a prospectus and the related prospectus supplement.

The information contained in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include, but are not limited to, the risks discussed in our other filings with the SEC and the following: risks associated with public health crises and pandemics, such as the COVID-19 global pandemic, including the duration of the outbreak, government actions and restrictive measures implemented in response, supply chain disruptions, delays in clinical trials, and other impacts to the business, or on the Company’s ability to execute business continuity plans; risks associated with our dependence on our principal product platform, the Omnipod Insulin Management System (the “Omnipod System”), and our ability to design, develop, manufacture and commercialize future products; our ability to reduce production costs and increase customer orders and manufacturing volumes; adverse changes in general economic conditions; the impact of healthcare reform laws; our ability to raise additional funds in the future on acceptable terms or at all; supply problems or price fluctuations with sole source or third-party suppliers on which we are dependent; the potential establishment of a competitive bid program for conventional insulin pumps; failure to retain key supplies and/or supplier pricing discounts and achieve satisfactory gross margins; international business risks, including regulatory, commercial and logistics risks associated with the Company selling its products in Europe in light of the uncertainty related to the separation of the United Kingdom from the European Union (“Brexit”); our inability to secure and retain adequate coverage or reimbursement from third-party payors for the Omnipod System or future products and potential adverse changes in reimbursement rates or policies relating to the Omnipod System or future products; failure to retain key payor partners and their members; adverse effects resulting from competition; technological change and product innovation adversely affecting our business; changes to or termination of our license to incorporate a blood glucose meter into the Omnipod System or our inability to enter into new license or other agreements with respect to the Omnipod System’s current or future features; challenges to the future development of our non-insulin drug delivery product line; our ability to protect our intellectual property and other proprietary rights; conflicts with the intellectual property of third parties, including claims that our current or future products infringe or misappropriate the proprietary rights of others; adverse regulatory or legal actions relating to the Omnipod System or future products; failure of our contract manufacturers or component suppliers to comply with the U.S. Food and Drug Administration’s (“FDA”) quality system regulations; potential adverse impacts resulting from a recall, or discovery of serious safety issues, of our products; the potential violation of the U.S. Foreign Corrupt Practices Act or any other federal, state or foreign anti-bribery/anti-corruption law or laws prohibiting “kickbacks” or protecting the confidentiality of health information or other protected personal information, or any challenge to or investigation into our practices under these laws; product liability and other lawsuits that may be brought against us, including stemming from off-label use of our products; breaches or failures of our products or information technology systems, including by cyberattack; reduced retention rates of our customer base; unfavorable results of clinical studies relating to the Omnipod System or future products, or the products of our competitors; future publication of articles or announcement of positions by diabetes associations or other organizations that are unfavorable to the Omnipod System; the concentration of our manufacturing operations and storage of inventory in a limited number of locations; our ability to attract and retain personnel; our ability to scale our business to support revenue growth; fluctuations in quarterly results of operations; risks associated with potential future acquisitions or investments in new businesses; our ability to generate sufficient cash to service all of our indebtedness; the expansion of our distribution network; the volatility of the trading price of our Common Stock; risks related to future sales of our common stock or the conversion of any of our convertible senior notes; potential limitations on our ability to use our net operating loss carryforwards; and anti-takeover provisions in our organizational documents.
The risk factors discussed in “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 and in our Quarterly Report on Form 10-Q for the period ended March 31, 2020 could cause our results to differ materially from those expressed in forward-looking statements. In addition, there may be other risks and uncertainties that we are unable to identify or predict at this time or that we currently do not expect to have a material adverse effect on our business. All forward-looking statements set forth in this Current Report on Form 8-K are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequence to or effects on us or our business or operations. Forward-looking statements set forth in this Current Report on Form 8-K speak only as of the date hereof and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.
Item 9.01.          Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated May 12, 2020, announcing the pricing of the offering

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

May 12, 2020	INSULET CORPORATION
	By:	/s/ Wayde McMillan
Wayde McMillan
Chief Financial Officer